                                                                          Page 1

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-4 Owner Trust
          Collection Period: December 1, 2006 through December 31, 2006
                                            Determination Date: January 10, 2007
                                                      Payment Date: Jan 16, 2007

I. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
   (A) Total Portfolio Balance                                                                            $1,850,899,759.44
   (B) Total Securities Balance                                                                           $1,850,899,759.44
   (C) Class A-1 Notes
       (i)   Class A-1 Notes Balance                                                                        $421,000,000.00
       (ii)  Class A-1 Notes Percentage (C(i)/B)                                                                     22.75%
       (iii) Class A-1 Notes Rate                                                                                  1.13000%
       (iv)  Class A-1 Notes Accrual Basis                                                                       Actual/360
   (D) Class A-2 Notes
       (i)   Class A-2 Notes Balance                                                                        $540,000,000.00
       (ii)  Class A-2 Notes Percentage (D(i)/B)                                                                     29.17%
       (iii) Class A-2 Notes Rate                                                                                    1.580%
       (iv)  Class A-2 Notes Accrual Basis                                                                           30/360
   (E) Class A-3 Notes
       (i)   Class A-3 Notes Balance                                                                        $340,000,000.00
       (ii)  Class A-3 Notes Percentage (E(i)/B)                                                                     18.37%
       (iii) Class A-3 Notes Rate                                                                                    2.190%
       (iv)  Class A-3 Notes Accrual Basis                                                                           30/360
   (F) Class A-4 Notes
       (i)   Class A-4 Notes Balance                                                                        $499,000,000.00
       (ii)  Class A-4 Notes Percentage (E(i)/B)                                                                     26.96%
       (iii) Class A-4 Notes Rate                                                                                    2.790%
       (iv)  Class A-4 Notes Accrual Basis                                                                           30/360
   (G) Certificates
       (i)   Certificates Balance                                                                            $50,899,759.44
       (ii)  Certificates Percentage (G(i)/B)                                                                         2.75%
       (iii) Certificates Rate                                                                                       2.790%
       (iv)  Certificates Accrual Basis                                                                              30/360
   (H) Servicing Fee Rate                                                                                             1.00%
   (I) Portfolio Summary
       (i)   Weighted Average Coupon (WAC)                                                                            4.17%
       (ii)  Weighted Average Original Maturity (WAOM)                                                                58.66 months
       (iii) Weighted Average Remaining Maturity (WAM)                                                                53.78 months
       (iv)  Number of Receivables                                                                                  111,180
   (J) Reserve Account
       (i)   Reserve Account Initial Deposit Percentage                                                               0.50%
       (ii)  Reserve Account Initial Deposit                                                                  $9,254,498.80
       (iii) Specified Reserve Account  Percentage                                                                    0.75%
       (v)   Specified Reserve Account  Balance                                                              $13,881,748.20
   (K) Yield Supplement Account Deposit                                                                      $20,761,691.70

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
-------------------------------------------------
   (A) Total Portfolio Balance                                                                              $311,187,931.39
   (B) Total Securities Balance                                                                             $311,187,931.39
   (C) Cumulative Note and Certificate Pool Factor                                                                0.1681279
   (D) Class A-1 Notes
       (i)   Class A-1 Notes Balance                                                                                  $0.00
       (ii)  Class A-1 Notes Pool Factor                                                                          0.0000000
       (iii) Class A-1 Notes Interest Carryover Shortfall                                                             $0.00
       (iv)  Class A-1 Notes Principal Carryover Shortfall                                                            $0.00
   (E) Class A-2 Notes
       (i)   Class A-2 Notes Balance                                                                                  $0.00
       (ii)  Class A-2 Notes Pool Factor                                                                          0.0000000
       (iii) Class A-2 Notes Interest Carryover Shortfall                                                             $0.00
       (iv)  Class A-2 Notes Principal Carryover Shortfall                                                            $0.00
   (F) Class A-3 Notes
       (i)   Class A-3 Notes Balance                                                                                  $0.00
       (ii)  Class A-3 Notes Pool Factor                                                                          0.0000000
       (iii) Class A-3 Notes Interest Carryover Shortfall                                                             $0.00
       (iv)  Class A-3 Notes Principal Carryover Shortfall                                                            $0.00
   (G) Class A-4 Notes
       (i)   Class A-4 Notes Balance                                                                        $299,560,698.74
       (ii)  Class A-4 Notes Pool Factor                                                                          0.6003220
       (iii) Class A-4 Notes Interest Carryover Shortfall                                                             $0.00
       (iv)  Class A-4 Notes Principal Carryover Shortfall                                                            $0.00

                                                                          Page 2

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-4 Owner Trust
          Collection Period: December 1, 2006 through December 31, 2006
                                            Determination Date: January 10, 2007
                                                      Payment Date: Jan 16, 2007

   (H) Certificates
       (i)   Certificates Balance                                                                            $11,627,232.65
       (ii)  Certificates Pool Factor                                                                             0.2284339
       (iii) Certificates Interest Carryover Shortfall                                                                $0.00
       (iv)  Certificates Principal Carryover Shortfall                                                               $0.00
   (I) Servicing Fee
       (i)   Servicing Fee Shortfall                                                                                  $0.00
   (J) End of Prior Month Account Balances
       (i)   Reserve Account                                                                                 $13,881,748.20
       (ii)  Yield Supplement Account                                                                         $1,386,241.32
       (iii) Payahead Account                                                                                         $0.00
       (iv)  Advances Outstanding                                                                               $158,862.22
   (K) Portfolio Summary as of End of Prior Month
       (i)   Weighted Average Coupon (WAC)                                                                            3.79%
       (ii)  Weighted Average Remaining Maturity (WAM)                                                                17.70 months
       (iii) Number of Receivables                                                                                   56,816
   (L) Note and Certificate Percentages
       (i)   Note Percentage                                                                                         96.44%
       (ii)  Certificate Percentage                                                                                   3.56%

III. MONTHLY INPUTS FROM THE MAINFRAME
--------------------------------------
   (A) Precomputed Contracts Principal
       (i)   Scheduled Principal Collections                                                                          $0.00
       (ii)  Prepayments in Full                                                                                      $0.00
       (iii) Prepayments in Full due to Repurchases                                                                   $0.00
   (B) Precomputed Contracts Total Collections                                                                        $0.00
   (C) Precomputed Receivables Interest (B-A((i)+(ii)+(iii)))                                                         $0.00
   (D) Simple Interest Receivables Principal
       (i)   Principal Collections                                                                           $17,920,595.87
       (ii)  Prepayments in Full                                                                              $4,685,428.65
       (iii) Repurchased Receivables Related to Principal                                                             $0.00
   (E) Simple Interest Receivables Interest
       (i)   Simple Interest Collections                                                                        $940,530.92
   (F) Payment Advance for Precomputes
       (i)   Reimbursement of Previous Advances                                                                       $0.00
       (ii)  Current Advance Amount                                                                                   $0.00
   (G) Interest Advance for simple Interest - Net                                                                $18,062.34
   (H) Payahead Account
       (i)   Payments Applied                                                                                         $0.00
       (ii)  Additional Payaheads                                                                                     $0.00
   (I) Portfolio Summary as of End of Month
       (i)   Weighted Average Coupon (WAC)                                                                            3.77%
       (ii)  Weighted Average Remaining Maturity (WAM)                                                                16.81 months
       (iii) Remaining Number of Receivables                                                                         55,626
   (J) Delinquent Receivables                                       # Units           Dollar Amount
                                                                 -------------   ----------------------
       (i)   31-60 Days Delinquent                               2,245   4.04%   $12,172,624.47   4.22%
       (ii)  61-90 Days Delinquent                                 509   0.92%    $2,813,348.10   0.98%
       (ii)  91 Days or More Delinquent                            131   0.24%      $768,971.26   0.27%
   (K) Vehicles Repossessed During Collection Period                15   0.03%       $85,726.65   0.03%
   (L) Total Accumulated Repossessed Vehicles in Inventory          26   0.05%      $153,786.81   0.05%

IV. INPUTS DERIVED FROM OTHER SOURCES
-------------------------------------
   (A) Collection Account Investment Income                                                                           $0.00
   (B) Reserve Account Investment Income                                                                         $62,212.09
   (C) Yield Supplement Account Investment Income                                                                 $6,543.40
   (D) Trust Fees Expense                                                                                             $0.00
   (E) Aggregate Net Losses for Collection Period                                                               -$48,590.39
   (F) Liquidated Receivables Information
       (i)   Gross Principal Balance on Liquidated Receivables                                                   211,827.75
       (ii)  Liquidation Proceeds                                                                                 51,633.24
       (iii) Recoveries from Prior Month Charge Offs                                                             208,784.90
   (G) Days in Accrual Period                                                                                            32
   (H) Deal age                                                                                                          39

                               MONTHLY COLLECTIONS
                               -------------------

V. INTEREST COLLECTIONS
-----------------------
   (A) Total Interest Collections (III(C+E(i)+G)                                                                $958,593.26

VI. PRINCIPAL COLLECTIONS
-------------------------
   (A) Principal Payments Received (III(A((i)+(ii))+(D(i)+(ii)))                                             $22,606,024.52
   (B) Liquidation Proceeds (IV(F(ii)))                                                                           51,633.24
   (C) Repurchased Loan Proceeds Related to Principal (III(A(iii)+D(iii)))                                             0.00
   (D) Recoveries from Prior Month Charge Offs (IV(F(iii)))                                                      208,784.90
                                                                                                          -----------------
   (E) Total Principal Collections (A+B+C+D)                                                                 $22,866,442.66

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS (V(A)+VI(E))                                                   $23,825,035.92
----------------------------------------------------------

VIII. YIELD SUPPLEMENT DEPOSIT                                                                                  $163,581.36
------------------------------

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                                        $23,988,617.28
-------------------------------------

                                                                          Page 3

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-4 Owner Trust
          Collection Period: December 1, 2006 through December 31, 2006
                                            Determination Date: January 10, 2007
                                                      Payment Date: Jan 16, 2007

                              MONTHLY DISTRIBUTIONS
                              ---------------------

X. FEE DISTRIBUTIONS
--------------------
   (A) Servicing Fee
       (i)   Servicing Fee Due (I(H)/12)(II(B))+(II(I)(i))                                                      $259,323.28
       (ii)  Servicing Fee Paid          ($ 0.14 per $1,000 original principal amount)                           259,323.28
                                                                                                          -----------------
       (iii) Servicing Fee Shortfall                                                                                  $0.00
   (B) Reserve Account Investment Income (IV(B))                                                                 $62,212.09
   (C) Yield Supplement Account Investment Income (IV(C))                                                             $0.00
   (D) Trust Fees Expense (IV(D))                                                                                     $0.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
--------------------------------
   (A) Interest
       (i)   Class A-1 Notes
             (a) Class A-1 Notes Interest Due                                                                         $0.00
             (b) Class A-1 Notes Interest Paid                                                                         0.00
                                                                                                          -----------------
             (c) Class A-1 Notes Interest Shortfall                                                                   $0.00
       (ii)  Class A-2 Notes
             (a) Class A-2 Notes Interest Due                                                                         $0.00
             (b) Class A-2 Notes Interest Paid                                                                         0.00
                                                                                                          -----------------
             (c) Class A-2 Notes Interest Shortfall                                                                   $0.00
       (iii) Class A-3 Notes
             (a) Class A-3 Notes Interest Due                                                                         $0.00
             (b) Class A-3 Notes Interest Paid                                                                         0.00
                                                                                                          -----------------
             (c) Class A-3 Notes Interest Shortfall                                                                   $0.00
       (iv)  Class A-4 Notes
             (a) Class A-4 Notes Interest Due                                                                   $696,478.62
             (b) Class A-4 Notes Interest Paid                                                                   696,478.62
                                                                                                          -----------------
             (c) Class A-4 Notes Interest Shortfall                                                                   $0.00
       (v)   Total Note Interest
             (a) Total Note Interest Due                                                                        $696,478.62
             (b) Total Note Interest Paid                                                                        696,478.62
                                                                                                          -----------------
             (c) Total Note Interest Shortfall                                                                        $0.00
             (d) Reserve Account Withdrawal for Note Interest                                                         $0.00
Amount available for distributions after Fees & Interest (IX-(X(A)(ii)-(D))-XI(A)(v)(b))                     $23,032,815.38
   (B) Principal
       (i)   Noteholders' Principal Distribution Amounts                                                     $22,005,536.73
       (ii)  Class A-1 Notes Principal
             (a) Class A-1 Notes Principal Due                                                                        $0.00
             (b) Class A-1 Notes Principal Paid                                                                        0.00
                                                                                                          -----------------
             (c) Class A-1 Notes Principal Shortfall                                                                  $0.00
             (d) Reserve Account Withdrawal                                                                           $0.00
       (iii) Class A-2 Notes Principal
             (a) Class A-2 Notes Principal Due                                                                        $0.00
             (b) Class A-2 Notes Principal Paid                                                                        0.00
                                                                                                          -----------------
             (c) Class A-2 Notes Principal Shortfall                                                                  $0.00
             (d) Reserve Account Withdrawal                                                                           $0.00
       (iv)  Class A-3 Notes Principal
             (a) Class A-3 Notes Principal Due                                                                        $0.00
             (b) Class A-3 Notes Principal Paid                                                                        0.00
                                                                                                          -----------------
             (c) Class A-3 Notes Principal Shortfall                                                                  $0.00
             (d) Reserve Account Withdrawal                                                                           $0.00
       (v)   Class A-4 Notes Principal
             (a) Class A-4 Notes Principal Due                                                               $22,005,536.73
             (b) Class A-4 Notes Principal Paid                                                               22,005,536.73
                                                                                                          -----------------
             (c) Class A-4 Notes Principal Shortfall                                                                  $0.00
             (d) Reserve Account Withdrawal                                                                           $0.00
       (vi)  Total Notes Principal
             (a) Total Notes Principal Due                                                                   $22,005,536.73
             (b) Total Notes Principal Paid                                                                   22,005,536.73
                                                                                                          -----------------
             (c) Total Notes Principal Shortfall                                                                      $0.00
             (d) Reserve Account Withdrawal                                                                           $0.00

XII. RESERVE FUND DEPOSIT
-------------------------
   Amount available for deposit into reserve account                                                          $1,027,278.65
   Amount Deposited into Reserve Account                                                                               0.00
   Excess Amount Released from Reserve Account                                                                         0.00
                                                                                                          -----------------
   Excess Funds Available to Cerificateholders                                                                 1,027,278.65
                                                                                                          -----------------

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
-----------------------------------------
   (A) Interest
       (i)   Certificates Monthly Interest Due                                                                   $27,033.32
       (ii)  Certificate Interest Shortfall Beginning Balance                                                             0
                                                                                                          -----------------
       (iii) Total Certificates Interest Due                                                                     $27,033.32
       (iv)  Certificate Monthly Interest Paid                                                                    27,033.32
                                                                                                          -----------------
       (v)   Certificate Interest Shortfall Ending Balance                                                            $0.00
   (B) Principal
       (i)   Certificates Monthly Principal Due                                                                 $812,315.54
       (ii)  Certificate Principal Shortfall Beginning Balance                                                        $0.00
                                                                                                          -----------------
       (iii) Total Certificates Principal Due                                                                   $812,315.54
       (iv)  Certificate Monthly Principal Paid                                                                  812,315.54
                                                                                                          -----------------
       (v)   Certificate Principal Shortfall Ending Balance                                                           $0.00
   (C) Release to Seller                                                                                        $187,929.79

                                                                          Page 4

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-4 Owner Trust
          Collection Period: December 1, 2006 through December 31, 2006
                                            Determination Date: January 10, 2007
                                                      Payment Date: Jan 16, 2007

                              DISTRIBUTIONS SUMMARY
                              ---------------------

   (A) Total Collections                                                                                     $23,988,617.28
   (B) Service Fee                                                                                              $259,323.28
   (C) Trustee Fees                                                                                                   $0.00
   (D) Class A1 Amount                                                                                                $0.00
   (E) Class A2 Amount                                                                                                $0.00
   (F) Class A3 Amount                                                                                                $0.00
   (G) Class A4 Amount                                                                                       $22,702,015.35
   (H) Amount Deposited into Reserve Account                                                                          $0.00
   (I) Certificateholders                                                                                       $839,348.86
   (J) Release to seller                                                                                        $187,929.79
   (K) Total amount distributed                                                                              $23,988,617.28
   (L) Amount of Draw from Reserve Account                                                                            $0.00
   (M) Excess Amount Released from Reserve Account                                                                     0.00

                         DISTRIBUTION TO SECURITYHOLDERS
                         -------------------------------

   Note Interest Distribution Amount                                                                            $696,478.62
       Class A-1 Notes:   ($ 0.00 per $1,000 original principal amount)
       Class A-2 Notes:   ($ 0.00 per $1,000 original principal amount)
       Class A-3 Notes:   ($ 0.00 per $1,000 original principal amount)
       Class A-4 Notes:   ($ 1.40 per $1,000 original principal amount)

   Note Principal Distribution Amount                                                                         22,005,536.73
       Class A-1 Notes:   ($ 0.00 per $1,000 original principal amount)
       Class A-2 Notes:   ($ 0.00 per $1,000 original principal amount)
       Class A-3 Notes:   ($ 0.00 per $1,000 original principal amount)
       Class A-4 Notes:   ($ 44.10 per $1,000 original principal amount)

   Note Interest Carryover Shortfall                                                                                   0.00
       Change from immediately preceding Payment Date                                                                  0.00
       Class A-1 Notes:   ($ 0.00 per $1,000 original principal amount)
       Class A-2 Notes:   ($ 0.00 per $1,000 original principal amount)
       Class A-3 Notes:   ($ 0.00 per $1,000 original principal amount)
       Class A-4 Notes:   ($ 0.00 per $1,000 original principal amount)

   Note Principal Carryover Shortfall                                                                                  0.00
       Change from immediately preceding Payment Date                                                                  0.00
       Class A-1 Notes:   ($ 0.00 per $1,000 original principal amount)
       Class A-2 Notes:   ($ 0.00 per $1,000 original principal amount)
       Class A-3 Notes:   ($ 0.00 per $1,000 original principal amount)
       Class A-4 Notes:   ($ 0.00 per $1,000 original principal amount)

   Certificate Interest Distribution Amount                                                                       27,033.32
                          ($ 0.53 per $1,000 original principal amount)

   Certificate Principal Distribution Amount                                                                     812,315.54
                          ($ 15.96 per $1,000 original principal amount)

   Certificate Interest Carryover Shortfall                                                                            0.00
       Change from immediately preceding Payment Date                                                                  0.00
                          ($ 0.00 per $1,000 original principal amount)
   Certificate Principal Carryover Shortfall                                                                           0.00
       Change from immediately preceding Payment Date                                                                  0.00
                          ($ 0.00 per $1,000 original principal amount)

                         PORTFOLIO AND SECURITY SUMMARY
                         ------------------------------

                                                                                    Beginning                    End
XIV. POOL BALANCES AND PORTFOLIO INFORMATION                                        of Period                 of Period
--------------------------------------------                                     ---------------          -----------------
   (A) Balances and Principal Factors
       (i)   Aggregate Balance of Notes                                          $299,560,698.74            $277,555,162.01
       (ii)  Note Pool Factor                                                          0.1664226                  0.1541973
       (iii) Class A-1 Notes Balance                                                        0.00                       0.00
       (iv)  Class A-1 Notes Pool Factor                                               0.0000000                  0.0000000
       (v)   Class A-2 Notes Balance                                                        0.00                       0.00
       (vi)  Class A-2 Notes Pool Factor                                               0.0000000                  0.0000000
       (vii) Class A-3 Notes Balance                                                        0.00                       0.00
       (viii)Class A-3 Notes Pool Factor                                               0.0000000                  0.0000000
       (ix)  Class A-4 Notes Balance                                              299,560,698.74             277,555,162.01
       (x)   Class A-4 Notes Pool Factor                                               0.6003220                  0.5562228
       (xi)  Certificates Balance                                                  11,627,232.65              10,814,917.11
       (xii) Certificates Pool Factor                                                  0.2284339                  0.2124748
       (xiii)Total Principal Balance of Notes and Certificates                    311,187,931.39             288,370,079.12
   (B) Portfolio Information
       (i)   Weighted Average Coupon (WAC)                                                 3.79%                      3.77%
       (ii)  Weighted Average Remaining Maturity (WAM)                                     17.70 months               16.81 months
       (iii) Remaining Number of Receivables                                              56,816                     55,626
       (iv)  Portfolio Receivable Balance                                        $311,187,931.39            $288,370,079.12
   (C) Outstanding Advance Amount                                                    $158,862.22                $176,924.56
   (D) Outstanding Payahead Balance                                                        $0.00                      $0.00

                                                                          Page 5

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-4 Owner Trust
          Collection Period: December 1, 2006 through December 31, 2006
                                            Determination Date: January 10, 2007
                                                      Payment Date: Jan 16, 2007

                               SUMMARY OF ACCOUNTS
                               -------------------

XV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------
   (A) Beginning Reserve Account Balance                                                                     $13,881,748.20
   (B) Draws                                                                                                           0.00
       (i)   Draw for Servicing Fee                                                                                    0.00
       (ii)  Draw for Interest                                                                                         0.00
       (iii) Draw for Realized Losses                                                                                  0.00
   (C) Excess Interest Deposited into the Reserve Account                                                              0.00
   (E) Reserve Account Balance Prior to Release                                                               13,881,748.20
   (F) Reserve Account Required Amount                                                                        13,881,748.20
   (G) Final Reserve Account Required Amount                                                                  13,881,748.20
   (H) Excess Reserve Account Amount                                                                                   0.00
   (I) Ending Reserve Account Balance                                                                         13,881,748.20

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
-----------------------------------------------
   (A) Beginning Yield Supplement Account Balance                                                              1,386,241.32
   (B) Investment Earnings                                                                                         6,543.40
   (C) Investment Earnings Withdraw                                                                                    0.00
   (D) Additional Yield Supplement Amounts                                                                             0.00
   (E) Yield Supplement Deposit Amount                                                                           163,581.36
                                                                                                          -----------------
   (F) Ending Yield Supplement Account Balance                                                                 1,229,203.36

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
-----------------------------------------------
   (A) Liquidated Contracts
       (i)   Liquidation Proceeds                                                                                $51,633.24
       (ii)  Recoveries on Previously Liquidated Contracts                                                       208,784.90
   (B) Aggregate Net Losses for Collection Period                                                               (48,590.39)
   (C) Net Loss Rate for Collection Period (annualized)                                                              -0.19%
   (D) Cumulative Net Losses for all Periods                                                                  10,242,441.72
   (E) Delinquent Receivables                                       #  Units          Dollar Amount
                                                                 -------------   ----------------------
       (i)   31-60 Days Delinquent                               2,245   4.04%   $12,172,624.47   4.22%
       (ii)  61-90 Days Delinquent                                 509   0.92%    $2,813,348.10   0.98%
       (ii)  91 Days or More Delinquent                            131   0.24%      $768,971.26   0.27%

XVIII. REPOSSESSION ACTIVITY                                        #  Units          Dollar Amount
----------------------------                                     -------------   ----------------------
   (A) Vehicles Repossessed During Collection Period                15   0.03%       $85,726.65   0.03%
   (B) Total Accumulated Repossessed Vehicles in Inventory          26   0.05%      $153,786.81   0.05%

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
------------------------------------------------------------
   (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period
       (i)   Second Preceding Collection Period                                                                      -0.06%
       (ii)  Preceding Collection Period                                                                             -0.24%
       (iii) Current Collection Period                                                                               -0.19%
       (iv)  Three Month Average (Avg(i,ii,iii))                                                                     -0.16%
   (B) Ratio of Balance of Contracts Delinquent 61 Days or More to the
          Outstanding Balance of Receivables.
       (i)   Second Preceding Collection Period                                                                       1.09%
       (ii)  Preceding Collection Period                                                                              1.11%
       (iii) Current Collection Period                                                                                1.20%
       (iv)  Three Month Average (Avg(i,ii,iii))                                                                      1.13%
   (C) Loss and Delinquency Trigger Indicator                                                          Trigger was not hit.

     I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

             /s/ Paul Honda
             --------------------------------------------
             Mr. Paul Honda
             Assistant Vice President